UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006 (December 11, 2006)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers.

Election of Director

Effective December 11, 2006, the Board of Directors of Bill Barrett Corporation (the “Company”) approved increasing the size of the Board of Directors from eight to nine members and elected Joseph N. Jaggers, Chief Operating Officer and President of the Company, as a new director to fill the vacancy created by increasing the size of the Board. Mr. Jaggers is not expected to serve on any Board committees.

There is no arrangement or understanding between Mr. Jaggers and any other persons pursuant to which he was selected as a director. Mr. Jaggers did not receive any additional compensation in connection with his election as a director.

Mr. Jaggers, 53, has served as our Chief Operating Officer and President since July 10, 2006. Mr. Jaggers is an experienced executive with a 25-year career managing oil and gas operations. He has significant experience operating in the Rocky Mountains in both conventional and unconventional resources, such as basin-centered, tight gas, and coal bed methane. He was Regional Vice President, Exploration and Production, for the Williams Companies from 2001 until 2006, where he was responsible for Rocky Mountain operations that included extensive drilling and completions, along with gas processing and gathering operations. Previously, Mr. Jaggers served as Chief Operating Officer and President at Barrett Resources Corporation from 2000 until its sale to Williams in 2001. From 1981 through 2000, Mr. Jaggers worked for Amoco and BP Plc in various domestic and international operational assignments with increasing managerial responsibility. Since 2006, Mr. Jaggers has served as a director of Milagro Exploration, a privately held oil and gas company, and Mr. Jaggers served as a director of Mission Resources from November 2003 until Mission’s sale in July 2005. From April until June 2006, Mr. Jaggers served as Chief Operating Officer of Terralliance Technologies, Inc., a private oil and gas exploration and production company.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2006, the Company issued a press release concerning the election of Joseph N. Jaggers as a director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 11, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 11, 2006.

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